Fidelity D&D Bancorp, Inc.

NASDAQ: FDBC

INVESTOR PRESENTATION

DECEMBER 9, 2021


Fidelity BANK

Forward-looking statements

Certain of the matters discussed in this Investment Presentation may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. The words "expect," "anticipate," "intend," "plan," "believe," "estimate," and similar expressions are intended to identify such forward-looking statements.

The Company's actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation:

- *the effects of economic conditions particularly with regard to the negative impact of severe, wide-ranging and continuing disruptions caused by the spread of Coronavirus Disease 2019 (COVID-19) and responses thereto on current customers and the operations of the Company, specifically the effect of the economy on loan customers' ability to repay loans;*
- *acquisitions and integration of acquired businesses, including but not limited to, the recent acquisitions of MNB Corporation ("MNB") and its whollyowned bank subsidiary and Landmark Bancorp Inc. ("Landmark") and its wholly-owned bank subsidiary;*
- *the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;*
- *the impact of new or changes in existing laws and regulations, including the Tax Cuts and Jobs Act and Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the regulations promulgated there under;*
- *impacts of the capital and liquidity requirements of the Basel III standards and other regulatory pronouncements, regulations and rules;*
- *governmental monetary and fiscal policies, as well as legislative and regulatory changes;*
- *effects of short- and long-term federal budget and tax negotiations and their effect on economic and business conditions;*
- *the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters;*
- *the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks;*
- *the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the internet;*
- *technological changes;*
- *the interruption or breach in security of our information systems and other technological risks and attacks resulting in failures or disruptions in customer account management, general ledger processing and loan or deposit updates and potential impacts resulting therefrom including additional costs, reputational damage, regulatory penalties, and financial losses;*
- *acquisitions and integration of acquired businesses;*
- *the failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities;*
- *volatilities in the securities markets;*
- *acts of war or terrorism;*
- *disruption of credit and equity markets; and*
- *the risk that our analyses of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful.*

The Company cautions readers not to place undue reliance on forward-looking statements, which reflect analyses only as of the date of this document. The Company has no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

Readers should review the risk factors described in other documents that we file or furnish, from time to time, with the Securities and Exchange Commission, including Annual Reports to Shareholders, Annual Reports filed on Form 10-K and other current reports filed or furnished on Form 8-K.


Fidelity BANK

Who We Are

Vision Statement:

Fidelity bankers are passionate about success and committed to building strong relationships through exceptional client experiences. Fidelity Bank will be the best bank for our bankers to work, our clients to bank, our shareholders to invest, and for our community to prosper.

Fidelity D & D Bancorp, Inc. Overview

Company Overview

Headquarters	Dunmore, PA
Ticker / Exchange	FDBC / NASDAQ
Market Capitalization	$295.8M
Outstanding Shares	5,688,730
Year Established	1902
Branches	23

Financial Overview

Total Assets	$2,411,799	LTM ROAA	1.10%
Gross Loans	$1,435,997	LTM ROAE	12.03%
Total Deposits	$2,163,450	LTM NIM	3.24%
Loans / Deposits	64.20%	LTM Effic. Ratio	56.33%
TCE / TA	7.69%	NPAs / Assets	0.25%
RBC Ratio	14.50%	Reserves / NPAs	258.8%
Wealth Management AUM/A		$361 million / $636 million	

Note: All dollars in thousands unless otherwise noted
Source: S&P Capital IQ Pro as of 12/07/2021



Carbondale
Honesdale
Moosic
Wilkes-Barre
Berwick
Hazleton
East Stroudsburg
Shenandoah
New Castle
Pottsville
Schuylkill Haven
Allentown

RETAIL BANKING	COMMERCIAL	FEE BASED BUSINESS
• 23 branch locations, 28 owned/operated ATMs, and 30,000 ATMs through MoneyPass© • Online and Mobile Banking • Personal Lending • Indirect Auto Lending • Secured and Unsecured Consumer Loans	• C&I CRE Lending • SBA Lending • Cash Management • Card and Payment Services	• Retirement Planning • Wealth Management • Brokerage and Advisory Services • Trust & Fiduciary Services

Key Highlights

- High performing community bank with a proven track record of strong organic growth in a low growth legacy market
- Low-cost core deposits
- 7 consecutive years of increased dividend payout
- Proven ability to successfully complete acquisitions and integrations
- Credit culture that has produced strong asset quality and a diversified portfolio
- Well diversified fee income source, including mortgage banking, wealth management, and debit card interchange revenue
- Commitment to success and commitment to building strong relationships through an extraordinary client experience
- Earned 'Top Customer Ratings of Pandemic Performance', March 2021 by Banking Northeast

Making our Move

2017 | 2018 | 2019 | 2020 | 2021



Nasdaq

Fidelity D & D Bancorp, Inc. listed for the first time by the Nasdaq Global Market.

Fidelity D & D Bancorp, Inc. was added to the broader market Russell 2000 index.

Forbes

Named one of the top 3 banks in PA for client experience, both in-branch and online.



Branch expansion to Back Mountain. Currently $38 million in deposits.

Wealth Management Division assumed JBT's $34 million in fiduciary assets.

Forbes

Named one of the top 3 banks in PA for client experience, both in-branch and online.

$1 Billion

Attained total assets of $1 billion through organic growth.



Branch expansion to Mountain Top. Currently $18 million in deposits.

Earned 'Top Customer Ratings of Pandemic Performance' by Banking Northeast.

Fidelity BANK / Merchants BANK

Acquisition

Fidelity BANK / LANDMARK Community Bank

Acquisition

Deposit Market Share

Lackawanna, PA

Rank	Institution	Number of Branches	Deposit In Market ($000)	Market Share
1	PNC Financial Services Group Inc.	7	2,751,255	34.3%
2	**Fidelity D & D Bancorp Inc.**	*10*	*1,038,196*	*13.0%*
3	Peoples Financial Services Corp.	9	943,139	11.8%
4	FNCB Bancorp Inc.	7	666,357	8.3%
5	Wells Fargo & Co.	5	623,307	7.8%
6	NBT Bancorp Inc.	10	563,825	7.0%
7	Community Bank System Inc.	9	508,313	6.3%
8	F.N.B. Corp.	4	291,686	3.6%
9	Citizens Savings Bank	5	260,896	3.3%
10	Honat Bancorp, Inc.	3	105,307	1.3%
	Total For Institutions In Market	79	8,018,873	

Out of 17 Institutions

Luzerne, PA

Rank	Institution	Number of Branches	Deposit In Market ($000)	Market Share
1	PNC Financial Services Group Inc.	12	1,843,144	23.6%
2	M&T Bank Corp.	10	1,300,912	16.7%
3	Wells Fargo & Co.	5	661,013	8.5%
4	FNCB Bancorp Inc.	9	591,786	7.6%
5	Community Bank System Inc.	9	575,994	7.4%
6	**Fidelity D & D Bancorp Inc.**	*7*	*542,087*	*6.9%*
7	Citizens Financial Group Inc.	7	524,367	6.7%
8	Penns Woods Bancorp Inc.	8	506,502	6.5%
9	Truist Financial Corp.	6	374,118	4.8%
10	First Keystone Corp.	8	300,810	3.9%
	Total For Institutions In Market	95	7,814,086	

Out of 18 Institutions

Northampton, PA

Rank	Institution	Number of Branches	Deposit In Market ($000)	Market Share
1	Wells Fargo & Co.	11	1,348,858	18.0%
2	Fulton Financial Corp.	10	1,056,133	14.1%
3	Truist Financial Corp.	10	1,013,533	13.5%
4	PNC Financial Services Group Inc.	10	934,964	12.5%
5	Embassy Bancorp Inc.	4	754,924	10.1%
6	**Fidelity D & D Bancorp Inc.**	8	486,417	6.5%
7	Bank of America Corp.	3	473,785	6.3%
8	The Toronto-Dominion Bank	4	399,861	5.3%
9	Banco Santander SA	2	273,070	3.6%
10	ESSA Bancorp Inc.	5	194,926	2.6%
	Total For Institutions In Market	79	7,491.732	

Out of 17 Institutions

Source: S&P Capital IQ Pro as of 6/30/2021



Daniel J. Santaniello
President
Chief Executive Officer
Joined 2001



Salvatore R. DeFrancesco, Jr.
Executive Vice President
Chief Financial Officer
Joined 2003



Timothy P. O'Brien
Sr. Executive Vice President
Chief Business Development Officer
Joined 2008



Eugene J. Walsh
Executive Vice President
Chief Operating Officer
Joined 2010



Michael J. Pacyna, Jr.
Executive Vice President
Chief Lending Officer
Joined 2015

Your Fidelity BANK Team



Joann J. Marsili
Sr. Vice President
Chief Marketing Officer
Joined 2003



Mary T. McNichols
Sr. Vice President
Human Resources Director
Joined 2006



Nicholas A. Parise
Sr. Vice President
Director of Wealth Management
Joined 2019



Kerry M. Lobel
Sr. Vice President
Chief Information Officer
Joined 2019



Michelle J. Carr
Sr. Vice President
Retail Banking Director
Joined 2005

Community Involvement & Accolades

- 8,293 hours donated by Bankers since 2017 to community organizations through the Volunteer Time Off program.
- $1.3 million given in philanthropic support to organizations, groups and schools throughout the community in 2020.
- Ranked one of the "Top 200 Community Banks" in the U.S. by American Banker eight times.
- Ranked #1 mortgage lender in Northeastern Pennsylvania for twelve consecutive years.*

*based on HMDA data


AMERICAN BANKER
TOP 200
COMMUNITY BANKS
2020


OUR BANK IS RATED 5-STARS BY BAUER
www.bauerfinancial.com
AWARDED DECEMBER 2021


2021
READERS' CHOICE
The Times-Tribune

Voted "Best Bank"
5 years in a row


Readers'
2021
CHOICE
THE MORNING CALL

Voted "Best Bank"

Investment Thesis

High Performing Community Bank

- Above peer group average total return to shareholders. Strong organic and inorganic growth since 2016:
  - Assets: 204%
  - Gross Loans: 132%
  - Deposits: 208%
  - Net Income (YTD annualized): 185%

Well Diversified Balance Sheet

- Loans mix is 57.9% commercial and 42.1% retail
- High quality investments portfolio accounts for 28% of total assets

Low-Cost and Relationship Based Deposits

- 57% of total deposits are transaction accounts (relationship based), producing below peer group cost at 0.19%

Disciplined and Strategic M&A

- Completed two strategic acquisitions in the last two years, out-of-market and in-market

Diversified Fee Income Source

- Strong residential mortgage loan franchise
- Expanding Wealth Management offering
- Deposit fee income (debit card interchange)

Acquisition of MNB Corporation

- Extended Fidelity Bank franchise into Lehigh Valley markets with stronger demographics and economic growth
- Low risk, mature franchise with long-term relationships
- Organization had excellent credit quality
- Core EPS accretion of 11% in 2020 and 17% in 2021
- Was marginally accretive to tangible book value
- Cost saves presented enhanced efficiency and profitability
- Material revenue enhancement (Mortgage Lending, Wealth Management)

Acquisition of Landmark Bancorp, Inc.

- Materially increased Fidelity Bank's market share in Luzerne County
- Superior cost saves and rightsizing Landmark's profitability will drive attractive EPS accretion of 13.6% in 2022
- Defended against a competitor entering Luzerne and Lackawanna Counties
- Mature franchise with long-term relationships
- Marginally dilutive to tangible book value with earn back less than 1 year
- Opportunity for enhanced efficiency and profitability

Wealth Management

Through a client centric approach, Wealth Management non-interest income increased from $1.3 million in 2016 to $3.1 million in 2021 (annualized) or 138%.

Fidelity BANK WEALTH MANAGEMENT

Team Based Model

- Planning Focused
- Trust Planning and Administration
- Estate Planning
- Retirement Planning
- Investment Management
- Coordination with Other Professionals (attorney, CPA, etc.)

Fidelity Asset Management Services AT FIDELITY BANK

Single Advisor Model

- Financial Planning
- Individual Retirement Planning
- Investment Management
- Insurance Solution
- Annuity Solutions
- 401(K) plans

Strategy & Initiatives

Continue to execute on long-term organic strategy	Continued organic growth in legacy and acquired markets through Fidelity Bank's relationship management strategy.
Enhance revenue opportunities created by whole-bank acquisitions	Focus on integration of Fidelity Bank's culture and realize revenue enhancement opportunities created by whole-bank acquisition.
Optimize Branch Network	De novo branches in high growth and strategic markets. Consolidate existing branches in low growth market.
Continue digital evolutions	Invest in client first digital channels that enhance the client and Banker experience and creates operational efficiencies.
Opportunistic acquisitions of whole-banks	Continue to pursue acquisition opportunities that are cultural fits and enhance shareholder value.

COVID-19 Response

- Fidelity Bank accommodated over 1,429 loans, totaling $202 million under the provisions of the CARES Act
- Commercial loans, represented 592 loans totaling $150 million. Construction, Real Estate Rental & Leasing, and Manufacturing industries received the most modifications
- All accommodated loans have returned to their original contractual payment terms.

Outstanding COVID-19 Accommodations as of 9/30/2021

(dollars in thousands)	Number of Loans as of 6/30/2020	Balance as of 6/30/2020	Balance as of 9/30/2021
Commercial and industrial	170	$20,525	-
Commercial real estate:			-
Non-owner occupied	197	$66,283	-
Owner occupied	223	$61,730	-
Construction	2	$1,650	-
Total Commercial	**592**	**$150,188**	**-**
Consumer:			
Home equity installm	99	$5,695	-
Home equity line of cr	92	$6,570	-
Auto loans	443	$8,221	-
Direct finance leases	-	$0	-
Other	34	$383	-
Total Consumer	**668**	**$20,870**	**-**
Residential:			
Real estate	157	$27,604	-
Construction	12	$3,130	-
Total Residential	**169**	**$30,734**	**-**
Total	**1,429**	**$201,792**	**-**

Commercial COVID-19 Accommodations by Industry as of 9/30/2021

Industry (dollars in thousands)	Number of Loans as of 6/30/2020	Balance as of 6/30/2020	Balance as of 9/30/2021
Accommodation and Food Services	65	$7,492	-
Administrative and Support and Waste Management and Remediation Services	16	$1,080	-
Arts, Entertainment, and Recreation	13	$2,565	-
Construction	51	$17,255	-
Educational Services	6	$3,021	-
Finance and Insurance	5	$296	-
Health Care and Social Assistance	30	$5,477	-
Management of Companies and Enterprises	3	$2,672	-
Manufacturing	27	$15,085	-
Other Services (except Public Administration)	31	$5,038	-
Professional, Scientific, and Technical Services	35	$5,101	-
Public Administration	2	$768	-
Real Estate Rental and Leasing	233	$68,569	-
Retail Trade	50	$12,271	-
Transportation and Warehousing	22	$3,323	-
Wholesale Trade	3	$174	-
Grand Total	**592**	**$150,188**	**-**

Paycheck Protection Program

- Originated over $236 million in 2,573 PPP loans, generating over $10 million in fees including $2.3 million unearned.
  - First Round - $159 million in 1,051 loans ($5.6 million in fees earned)
  - Second Round - $77 million in 1,022 loans ($4.4 million earned, $2.2 million unearned)
- Helped local businesses keep over 36,000 workers employed
- Average loan size – $91,850
- Number of loans forgiven or paid off – $183 million

Earned
'Top Customer Ratings of Pandemic Performance' March 2021 by Banking Northeast


COMPANY INC.
123 Street Name
City Name, CA 90000
Pay against this cheque
To
The Sum of
Payable at
Bank Name
Street Name, CA 90000

Financial Performance & Highlights

	FY 12/31/2017	FY 12/31/2018	FY 12/31/2019	FY 12/31/2020	As of and for the nine months ended 9/30/2021
Balance Sheet					
Total Assets	$863,637	$981,102	$1,009,927	$1,699,510	$2,411,799
Total Net Loans	$640,353	$724,024	$745,306	$1,135,236	$1,420,396
Total Deposits	$730,146	$770,183	$835,737	$1,509,505	$2,163,450
Total Equity	$87,383	$93,557	$106,835	$166,670	$205,569
Loans/ Deposits (%)	88.66%	94.53%	90.15%	74.17%	64.20%
Profitability					
Net Income	$8,716	$11,006	$11,576	$13,035	$16,222
Core ROAA	0.99%	1.19%	1.21%	1.03%	1.27%
Core ROAE	9.90%	12.32%	11.83%	10.73%	14.01%
Net Interest Margin	3.66%	3.59%	3.52%	3.30%	3.22%
Efficiency Ratio	62.93%	61.74%	61.81%	58.70%	56.60%
Asset Quality					
NPAs/ Assets	0.73%	0.64%	0.50%	0.39%	0.25%
NPA Excl. Restructured/ Assets	0.51%	0.46%	0.40%	0.24%	0.15%
NPAs & 90+ PD/ Assets	0.73%	0.64%	0.50%	0.39%	0.25%
NCOs/ Avg. Loans	0.25%	0.13%	0.15%	0.08%	0.02%
Loan Loss Reserves/ Gross Loans	1.42%	1.33%	1.29%	1.24%	1.09%
Reserves/ NPAs	146.27%	154.27%	193.62%	215.31%	258.77%
Capital					
TCE Ratio	10.10%	9.52%	10.56%	9.34%	7.69%
Leverage Ratio	9.91%	9.79%	10.39%	8.81%	7.90%
CET1 Ratio	13.65%	13.50%	14.51%	15.21%	13.40%
Tier 1 Ratio	13.65%	13.50%	14.51%	15.21%	13.40%
Total Capital Ratio	14.90%	14.75%	15.76%	16.46%	14.50%

Note: All dollars in thousands unless otherwise noted
Source: S&P Capital IQ Pro as of 9/30/2021

Balance Sheet Mix

Loan Portfolio



Commercial R/E Owner
18.4%
Residential Mortgages
24.6%
Commercial & Industrial
17.3%
Indirect Auto
9.7%
Direct Consumer
7.8%
Commercial R/E Non Owner
22.2%

- Gross loans of $1.4 billion which includes $64.7 million of PPP loans
- 4.45% loan yield in Q3 2021
- 57.9% of loans are C&I and CRE

Deposit Base



NOW
30.0%
Non-interest Bearing
27.0%
CDs
8.5%
MMDA
22.6%
Savings
11.9%

- Total deposits of $1.5 billion
- 0.19% cost of deposits in Q3 2021
- 27% of deposits are non-interest bearing
- 57% of deposits are transaction accounts

* Source FDBC 10-K and 10-Q

Yield & Cost Trends

Yield on Investment Securities


3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
3.24%
3.17%
3.18%
2.48%
2.06%
2017
2018
2019
2020
YTD Q3 2021

Yield on Loans


4.75%
4.55%
4.35%
4.15%
3.95%
3.75%
4.28%
4.41%
4.61%
4.27%
4.29%
2017
2018
2019
2020
YTD Q3 2021

Cost of Deposits


1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.39%
0.50%
0.76%
0.37%
0.19%
2017
2018
2019
2020
YTD Q3 2021

Net Interest Margin


4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
3.66%
3.59%
3.52%
3.30%
3.23%
2017
2018
2019
2020
YTD Q3 2021

* Source FDBC 10-K and 10-Q

Profitability Trends

Return on Average Assets



1.30%
1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
1.03%
1.20%
1.18%
0.87%
1.08%
2017
2018
2019
2020
YTD Q3 2021

Net Income



18,000
16,500
15,000
13,500
12,000
10,500
9,000
7,500
6,000
8,716
11,006
11,576
13,035
16,222
2017
2018
2019
2020
YTD Q3 2021

* Source FDBC 10-K and 10-Q; All dollars in thousands

Credit Quality Trends

Nonperforming Assets / Total Assets


0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.73%
0.64%
0.50%
0.39%
0.25%
2017
2018
2019
2020
Q3 2021

Allowance for Loan Losses / Gross Loans


1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.42%
1.34%
1.29%
1.27%
1.12%
2017
2018
2019
2020
Q3 2021

Net Charge-Offs (Recoveries) / Average Loans


0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.25%
0.13%
0.15%
0.08%
0.02%
2017
2018
2019
2020
Q3 2021

* Source FDBC 10-K and 10-Q

Shareholder Value

Net Income & EPS



Net Income
EPS
20,000
15,000
10,000
5,000
0
$4.00
$3.00
$2.00
$1.00
$0.00
$2.33
8,716
$2.90
11,006
$3.03
11,576
$2.82
13,035
16,222
$3.11
2017
2018
2019
2020
3Q2021

Tangible Shareholders' Equity



$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$87,174
$93,348
$106,626
$157,883
$185,282
2017
2018
2019
2020
3Q2021

Tangible Book Value Per Share



$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$23.34
$24.83
$28.20
$31.72
$32.57
2017
2018
2019
2020
3Q2021

Dividends



$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.88
$0.98
$1.06
$1.14
$1.23
2017
2018
2019
2020
2021

* Source FDBC 10-K and 10-Q; All dollars in thousands except per share values

Stock Market Performance

Market Performance – Last Five Years



240.0
200.0
160.0
120.0
80.0
40.0
0.0
-40.0
-80.0
12/30/2016
12/31/2017
12/31/2018
12/31/2019
12/31/2020
11/30/2021
128.15
101.10
11.20
FDBC
Russell 3000
KBW Nasdaq Regional Bank

Summary Market Profile

Ticker	FDBC
Exchange	NASDAQGM
Stock Price	$50.43
Market Cap. ($M)	$287
Dividend Yield	2.38%
<u>Average Daily Volume (3 Months)</u>	
Avg Daily Volume (Shares)	4,383
Avg Daily Volume ($000s)	$230
<u>52-Week High/Low</u>	
52-Week High (12/18/2020)	$70.97
52-Week Low (10/19/2020)	$45.00
% Difference vs. 52-Week High	-28.94%
% Difference vs. 52-Week Low	12.07%
<u>Valuation Ratios</u>	
Price/ Tg. Book Value	154.80%
Price/ MRQ EPS	58.6x
Price/ LTM EPS	12.1x

Source: Unaudited company information, as of 9/30/2021. Market data from S&P Capital IQ Pro, as of 11/30/2021.